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                                Exhibit 10(14)
         First Amendment to Business Loan Agreement between Registrant and Bank of America, Texas, N.A., dated February 12, 1997
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                                                                   EXHIBIT 10.14
[LOGO OF BANK OF AMERICA]

Mr. L.C. Martin
Aztec Manufacturing Co.
P.O. Box 668
Crowley, Texas

                         As of February 12, 1997

     Re: Business Loan Agreement (Receivables and Inventory) between Bank of America, Texas, N.A. and Aztec Manufacturing Co. dated as of June 28, 1996 (as the same has been or may be amended, the "Agreement"). All
                                                             ---------
          capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as in the Agreement.

Dear Mr. Martin:

     This letter (the "Amendment Letter") is written to request that the
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Borrower agree to amend the Agreement as follows (the "Amendment"):
                                                       ---------

     1. Section 8.2 of the Agreement will be amended by adding thereto a new subsection 8.2(g) to read in its entirety as follows:

         (g) With each of the financial statements required to be delivered to the Bank by the Borrower pursuant to this Section, a compliance certificate in substantially the form of Exhibit C hereto.

     2. The Agreement will be amended by adding an Exhibit C thereto as set forth in Attachment 1 to this Amendment Letter.

     If the Borrower agrees with the foregoing, please execute this Amendment Letter in the space indicated below, have each of the Guarantors indicate their consent to this Amendment Letter by providing their signature where indicated and return a duplicate copy to the undersigned.

     Each of the Borrower and the Guarantors agrees that:

     a. Except as expressly set forth herein, this Amendment Letter shall not be deemed to be an amendment or waiver of the terms and provisions of the Agreement or any
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         collateral document, security instrument, debt instrument or any other document or instrument executed in connection with the Agreement or in any way related thereto (all of such agreements, documents and instruments are referred to collectively herein as the "Loan
                                                                 ----
         Documents") nor a waiver of any default or event of default;
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     b.  Except as expressly modified by this Amendment Letter, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect;

     c. The Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

     d. Each reference in any Loan Document to the Agreement is hereby amended to mean the Agreement as amended by this Amendment Letter.

     THIS AMENDMENT LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT LETTER, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. This Amendment Letter shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Amendment Letter may be executed in one or more counterparts and on telecopy counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                            Very truly yours.

                                            THE BANK:
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                                            BANK OF AMERICA, TEXAS, N.A.


                                            By: /s/ Donald P. Hellman
                                                ---------------------------
                                                    Name: Donald P. Hellman
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                                                    Title: Vice President
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Amendment Letter, Page 2